UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2012 (October 15, 2012)

SPRINT NEXTEL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway,

Overland Park, Kansas 66251

(Address of principal executive offices, including zip code)

(800) 829-0965

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 15, 2012, Sprint Nextel Corporation (the “Company”) and SOFTBANK CORP. (“SoftBank”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), entered into as of October 15, 2012, by and among the Company, SoftBank, Starburst I, Inc., Starburst II, Inc. and Starburst III, Inc., and the execution of a Bond Purchase Agreement (the “Bond Purchase Agreement”) entered into as of October 15, 2012, between the Company and Starburst II, Inc. Pursuant to the terms of the Merger Agreement, Starburst III, Inc. will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Starburst II, Inc. (the “Merger”). Upon consummation of the Merger, Starburst II, Inc. will be renamed Sprint Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, on October 15, 2012, the Company and SoftBank provided supplemental information regarding the Merger in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information contained in this Current Report on Form 8-K is being furnished to comply with Regulation FD. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release of Sprint Nextel Corporation and SOFTBANK CORP., issued October 15, 2012

99.2	Investor Presentation, dated October 15, 2012

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between the Company and SoftBank and its group companies, including Starburst II, Inc. pursuant to the Merger Agreement and the Bond Purchase Agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or the Company; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by the Company’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or the Company or the respective businesses of SoftBank or the Company may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in the Company’s and Starburst II, Inc.’s reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II, Inc.’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of the Company, SoftBank or Starburst II, Inc. undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II, Inc. plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of the Company, and that also will constitute a prospectus of Starburst II, Inc. The Company will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about the Company and Starburst II, Inc., will be available, free of charge, from the SEC’s web site (www.sec.gov). The Company’s SEC filings in connection with the transaction also may be obtained, free of charge, from the Company’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to the Company, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II, Inc.’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of the Company, SoftBank, Starburst II, Inc. and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II, Inc.’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION
Date: October 15, 2012
	By:	/s/ Charles R. Wunsch

Charles R. Wunsch
General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Joint Press Release of Sprint Nextel Corporation and SOFTBANK CORP., issued October 15, 2012

99.2	Investor Presentation, dated October 15, 2012